EATON VANCE GLOBAL BOND FUND
Supplement to
Prospectus and Summary Prospectus
dated December 31, 2018 as revised May 17, 2019

The Board of Trustees of Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Global Bond Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about September 9, 2019 (the “Liquidation Date”).

Effective September 8, 2019, shares of the Fund will no longer be available for purchase or exchange.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of the Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to September 8, 2019, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call an Eaton Vance Investor Services Representative at 1-800-262-1122.

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